UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 14, 2023

Date of Report (Date of earliest event reported)

Nubia Brand International Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41323	87-1993879
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13355 Noel Rd, Suite 1100 Dallas, TX	75240
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 918-5120

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one-half of one Redeemable Warrant	NUBIU	The Nasdaq Capital Market LLC
Common Stock, par value $0.0001 per share	NUBI	The Nasdaq Capital Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	NUBIW	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 to the extent required herein. As approved by its stockholders at the Special Meeting (defined below), Nubia Brand International Corp. (“Nubia”) and Continental Stock Transfer & Trust Company entered into an amendment, dated June 14, 2023, to the Investment Management Trust Agreement, dated March 10, 2022, by and between Continental Stock Transfer & Trust Company and Nubia (the “IMTA Amendment”). A copy of the IMTA Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03 to the extent required herein. As approved by its stockholders at the Special Meeting, the Company filed a certificate of amendment to its amended and restated certificate of incorporation (the “Charter Amendment”) which became effective upon filing. The Charter Amendment changed the date by which Nubia must consummate an initial business combination from June 15, 2023 to December 15, 2023. A copy of the Charter Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submissions of Matters to a Vote of Security Holders.

On January 14, 2023, Nubia held a special meeting of stockholders (the “Special Meeting”). On June 1, 2023, the record date for the Special Meeting, there were 15,561,000 issued and outstanding shares of Nubia’s common stock (the “Common Stock”) entitled to vote at the Special Meeting, 89.33% of which were represented in person or by proxy.

The final results for each of the matters submitted to a vote of Nubia’s stockholders at the Special Meeting are as follows:

Matters Voted On	For	Against	Abstain
Proposal to amend the Company’s Amended and Restated Certificate of Incorporation to allow the Company to extend the date by which the Company must consummate a business combination (as defined below) (the “Extension”) on a monthly basis up to six times from June 15, 2023 (the date that is 15 months from the closing date of the Company’s initial public offering of units (the “IPO”)) to December 15, 2023 (the date that is 21 months from the closing date of the IPO).	13,437,943	462,984	0

Proposal amend the Investment Management Trust Agreement, dated March 10, 2022, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the date on which the Trustee must liquidate the trust account established by the Company in connection with the IPO (the “trust account”) if the Company has not completed its initial business combination, on a monthly basis up to six times from June 15, 2023 (the date that is 15 months from the closing date of the IPO) to December 15, 2023 (the date that is 21 months from the closing date of the IPO) by depositing into the trust account the lesser of (a) $125,000 and (b) $0.045 per share per month for each one-month Extension.	14,437,942	462,985	0

Each of the proposals described above was approved by Nubia’s stockholders. Nubia’s stockholders elected to redeem an aggregate 8,430,383 shares of Common Stock in connection with the Special Meeting.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
3.1	Certificate of Amendment, dated June 14, 2023, to Amended and Restated Certificate of Incorporation of Nubia
10.1	Amendment to the Investment Management Trust Agreement, dated June 14, 2023, by and between Nubia and Continental Stock Transfer & Trust Company.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated June 16, 2023

NUBIA BRAND INTERNATIONAL CORP.

By:	/s/ Jaymes Winters
Name:	Jaymes Winters
Title:	Chief Executive Officer

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